Exhibit 99.3

LIMELIGHT NETWORKS, INC.

EUROPEAN EXPANSION CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”) is made and entered into as of April 13, 2010 (the “Effective Date”) by and between Limelight Networks, Inc., a Delaware corporation with its principal place of business at Tempe, Arizona (the “Company”), and eValue AG, a corporation under the laws of the Federal Republic of Germany (“Consultant”), and Thomas Falk, an individual (“Falk”), together with Consultant with their business address at Kennedydamm 1, 40476 Düsseldorf (each herein referred to individually as a “Party,” or collectively as the “Parties”).

Effective upon the Closing Date (as that term is defined in the Agreement and Plan of Merger dated December 21, 2009 of the acquisition of EyeWonder, Inc. (“EyeWonder”) by the Company (the “Effective Date”), the Company desires to retain Consultant as an independent contractor to perform consulting services for the Company, and Consultant is willing to perform such services. Consultant will assign Falk with the performances, on the terms described below. Falk hereby accepts this assignment. In consideration of the mutual promises contained herein, the Parties agree as follows:

1. Services and Compensation

Consultant shall perform the services described in Exhibit A (the “Services”) for the Company (or its designee), and the Company agrees to pay Consultant the compensation described in Exhibit A for Consultant’s performance of the Services.

2. Confidentiality

A. Definition of Confidential Information. “Confidential Information” means any non-public information that relates to the actual or anticipated business and/or products, research or development of the Company, its affiliates or subsidiaries, or to the Company’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Company’s, its affiliates’ or subsidiaries’ products or services and markets therefore, customer lists and customers (including, but not limited to, customers of the Company on whom Consultant called or with whom Consultant became acquainted during the term of this Agreement), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Company, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of Company, its affiliates or subsidiaries. Notwithstanding the foregoing, Confidential Information shall not include any such information which Consultant can establish (i) was publicly known or made generally available prior to the time of disclosure to Consultant; (ii) becomes publicly known or made generally available after disclosure to Consultant through no wrongful action or inaction of Consultant; or (iii) is in the rightful possession of Consultant, without confidentiality obligations, at the time of disclosure as shown by Consultant’s then-contemporaneous written records.

B. Nonuse and Nondisclosure. During and after the term of this Agreement, Consultant and Falk will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information, and Consultant and Falk will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of the Services on behalf of the Company, or (ii) disclose the Confidential Information to any third party without the prior written consent of an authorized representative of Company. Consultant may disclose Confidential Information to the extent compelled by applicable law; provided however, prior to such disclosure, Consultant shall provide prior written notice to Company and seek a protective order or such similar confidential protection as may be available under applicable law. Consultant and Falk agree that no ownership of Confidential Information is conveyed to the Consultant or Falk. Without limiting the foregoing, neither Consultant nor Falk shall use or disclose any Company property, intellectual property rights, trade secrets or other proprietary know-how of the Company to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under this Agreement for any third party. Consultant and Falk agree that their obligations under this Section 2.B shall continue after the termination of this Agreement.

C. Other Client Confidential Information. Falk and Consultant agree that they will not improperly use, disclose, or induce the Company to use any proprietary information or trade secrets of any former or concurrent employer of Consultant or Falk, or of any other person or entity with which Consultant or Falk has an obligation to keep in confidence. Consultant and Falk also agree that they will not bring onto the Company’s premises or transfer onto the Company’s technology systems any unpublished document, proprietary information, or trade secrets belonging to any third party unless disclosure to, and use by, the Company has been consented to in writing by such third party.

D. Third Party Confidential Information. Falk and Consultant recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. Falk and Consultant agree that at all times during the term of this Agreement and thereafter. Consultant and Falk owe the Company and such third parties a duty to hold all such confidential or proprietary information in the strictest confidence and not to use it or to disclose it to any person, firm, corporation, or other third party except as necessary in carrying out the Services for the Company consistent with the Company’s agreement with such third party.

3. (Omitted)

4. Conflicting Obligations

A. Consultant and Falk represents and warrants that as of the date of this Agreement they have no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, Consultant’s or Falk’s obligations to the Company under this Agreement, and/or Consultant’s or Falk’s ability to perform the Services. Neither Consultant nor Falk will enter into any such conflicting agreement during the term of this Agreement. Notwithstanding the foregoing, none of the relationships between the Consultant and/or Falk on the one hand and any of the entities listed in Exhibit B, whether established in the past or in the future, shall constitute a breach under this Agreement.

B. In light of the unique and specialized nature of Consultant’s services, Consultant shall have the right to subcontract the performance of any Services to other persons or entities other than Falk only with the prior written permission of the Company. In the event the Company authorizes Consultant to subcontract the performance of any Services, Consultant shall require all Consultant’s employees, contractors, or other third-parties performing Services under this Agreement to execute a Confidential Information and Assignment Agreement in a form acceptable to the Company, and promptly provide a copy of each such executed agreement to the Company. Consultant’s material violation of this Article 4 will be considered a material breach under Section 7.B.

5. Return of Company Materials

Upon the termination of this Agreement, or upon Company’s earlier request, Consultant and Falk will immediately deliver to the Company, and will not keep in their possession, recreate, or deliver to anyone else, any and all Company property, including, but not limited to, Confidential Information, tangible embodiments of the Inventions, all devices and equipment belonging to the Company, all electronically-stored information and passwords to access such property, those records maintained pursuant to this Agreement and any reproductions of any of the foregoing items that Consultant or Falk may have in their possession or control.

6. Reports

Consultant and Falk agree that they will periodically keep the Company advised as to Consultant’s progress in performing the Services under this Agreement. Consultant further agrees that Consultant will, as requested by the Company, prepare written reports with respect to such progress. The Company and Consultant agree that the reasonable time expended in preparing such written reports will be considered time devoted to the performance of the Services.

7. Term and Termination

A. Term. The term of this Agreement will begin on the Effective Date of this Agreement and will continue until the earlier of (i) final completion of the Services or (ii) termination as provided in Section 7.B.

B. Termination. The Company may terminate this Agreement upon giving Consultant fourteen (14) days prior written notice of such termination pursuant to Section 13.G. of this Agreement. The Company may terminate this Agreement immediately and without prior notice if Consultant refuses to or is unable to perform the Services or is in breach of any material provision of this Agreement.

C. Survival. Upon any termination, all rights and duties of the Company and Consultant toward each other shall cease except:

(1) The Company will pay, within thirty (30) days after the effective date of termination, all amounts owing to Consultant for Services completed and accepted by the Company prior to the termination date and related reimbursable expenses, if any, submitted in accordance with the Company’s policies and in accordance with the provisions of Article 1 of this Agreement; and

(2) Article 2 (Confidentiality), Section 4 (Conflicting Obligations), Article 55 (Return of Company Materials), Article 7 (Term and Termination), Article 8 (Independent Contractor; Benefits), Article 9 (Indemnification), Article 10 (Non Solicitation), 10), Article 11 (Limitation of Liability), Article 12 (Arbitration and Equitable Relief), and Article 13 (Miscellaneous) will survive termination or expiration of this Agreement in accordance with their terms.

8. Independent Contractor; Benefits

A. Independent Contractor. It is the express intention of the Company and Consultant that Consultant perform the Services as an independent contractor to the Company. Nothing in this Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of the Company. Without limiting the generality of the foregoing, Consultant is not authorized to bind the Company to any liability or obligation or to represent that Consultant has any such authority. Consultant agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this Agreement and shall incur all expenses associated with performance, except as expressly provided in Exhibit A. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement. Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes on such income.

B. Benefits. The Company and Consultant agree that Consultant will receive no Company-sponsored benefits from the Company where benefits include, but are not limited to, paid vacation, sick leave, medical insurance and 401k participation. If Consultant is reclassified by a state or federal agency or court as the Company’s employee, Consultant will become a reclassified employee and will receive no benefits from the Company, except those mandated by state or federal law, even if by the terms of the Company’s benefit plans or programs of the Company in effect at the time of such reclassification, Consultant would otherwise be eligible for such benefits.

9. Indemnification

Consultant and Falk agree to indemnify and hold harmless the Company and its affiliates and their directors, officers and employees from and against all taxes, losses, damages, liabilities, costs and expenses, including attorneys’ fees and other legal expenses, arising directly or indirectly from or in connection with (i) any negligent, reckless or intentionally wrongful act of Consultant or Consultant’s assistants, employees, contractors or agents, (ii) a determination by a court or agency that the Consultant is not an independent contractor, (iii) any breach by the Consultant or Consultant’s assistants, employees, contractors or agents of any of the covenants contained in this Agreement and corresponding Confidential Information and Invention Assignment Agreement, (iv) any failure of Consultant to perform the Services in accordance with all applicable laws, rules and regulations, or (v) any violation or claimed violation of a third party’s rights resulting in whole or in part from the Company’s use of the inventions or other deliverables of Consultant under this Agreement.

10. Nonsolicitation

To the fullest extent permitted under applicable law, from the date of this Agreement until the later of (x) 9 months after the Closing Date (y) 9 months after the termination of this Agreement, or (z) 12 months after the termination of his engagement as a member of the board of the Company (the “Restricted Period”), Neither Consultant nor Falk will, without the Company’s prior written consent, directly or indirectly through third parties actively solicit any of the Company’s employees (including employees of any subsidiary of Company) to leave their employment, or attempt to solicit employees of the Company, either for Consultant or for any other person or entity. Consultant and Falk agree that nothing in this Article 10 shall affect their continuing obligations under this Agreement during and after the Restricted Period, including, without limitation, their obligations under Article 2. This restriction does not apply to former employees who have left the employment of the Company prior to any solicitation. . This restriction also does not apply to newspaper ads or similar general advertisements of positions available issued by affiliates of Consultant and not targeted or directed to employees of the Company.

11. Limitation of Liability

IN NO EVENT SHALL COMPANY BE LIABLE TO CONSULTANT OR TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER

ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER COMPANY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL COMPANY’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY COMPANY TO CONSULTANT UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY.

12. Arbitration and Equitable Relief

A. Arbitration. IN CONSIDERATION OF CONSULTANT’S CONSULTING RELATIONSHIP WITH COMPANY, ITS PROMISE TO ARBITRATE ALL DISPUTES RELATED TO CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY AND CONSULTANT’S RECEIPT OF THE COMPENSATION AND OTHER BENEFITS PAID TO CONSULTANT BY COMPANY, AT PRESENT AND IN THE FUTURE, CONSULTANT AND FALK AGREE THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY IN THEIR CAPACITY AS SUCH OR OTHERWISE), WHETHER BROUGHT ON AN INDIVIDUAL, GROUP, OR CLASS BASIS, ARISING OUT OF, RELATING TO, OR RESULTING FROM CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY OR THE TERMINATION OF CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE ARBITRATION RULES SET FORTH IN ARIZONA CODE OF CIVIL PROCEDURE (THE “ACT”) AND PURSUANT TO ARIZONA LAW. THE FEDERAL ARBITRATION ACT SHALL CONTINUE TO APPLY WITH FULL FORCE AND EFFECT NOTWITHSTANDING THE APPLICATION OF PROCEDURAL RULES SET FORTH IN THE ACT. DISPUTES WHICH CONSULTANT AND FALK AGREES TO ARBITRATE, AND THEREBY AGREES TO WAIVE ANY RIGHT TO A TRIAL BY JURY, INCLUDE ANY STATUTORY CLAIMS UNDER LOCAL, STATE, OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE OLDER WORKERS BENEFIT PROTECTION ACT, THE SARBANES-OXLEY ACT, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE FAMILY AND MEDICAL LEAVE ACT, CLAIMS OF HARASSMENT, DISCRIMINATION AND WRONGFUL TERMINATION AND ANY STATUTORY OR COMMON LAW CLAIMS. CONSULTANT FURTHER UNDERSTANDS THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH CONSULTANT.

B. Procedure. CONSULTANT AND FALK AGREE THAT ANY ARBITRATION WILL BE ADMINISTERED BY JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”) PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (THE “JAMS RULES”). THEY AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS, PRIOR TO ANY ARBITRATION HEARING. THEY AGREE THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. THEY ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY

LAW. THEY AGREE THAT THE DECREE OR AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED AS A FINAL AND BINDING JUDGMENT IN ANY COURT HAVING JURISDICTION THEREOF. THEY AGREE THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH ARIZONA LAW, INCLUDING THE ARIZONA CODE OF CIVIL PROCEDURE, AND THAT THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL ARIZONA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO RULES OF CONFLICT OF LAW. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH ARIZONA LAW, ARIZONA LAW SHALL TAKE PRECEDENCE. THEY FURTHER AGREE THAT ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED IN MARICOPA COUNTY, ARIZONA.

C. Remedy. EXCEPT AS PROVIDED BY THE ACT AND THIS AGREEMENT, ARBITRATION SHALL BE THE SOLE, EXCLUSIVE, AND FINAL REMEDY FOR ANY DISPUTE BETWEEN CONSULTANT OR FALK AND THE COMPANY. ACCORDINGLY, EXCEPT AS PROVIDED FOR BY THE ACT AND THIS AGREEMENT, NEITHER CONSULTANT, FALK NOR THE COMPANY WILL BE PERMITTED TO PURSUE COURT ACTION REGARDING CLAIMS THAT ARE SUBJECT TO ARBITRATION.

D. Availability of Injunctive Relief. THE PARTIES AGREE THAT ANY PARTY MAY ALSO PETITION THE COURT FOR INJUNCTIVE RELIEF WHERE EITHER PARTY ALLEGES OR CLAIMS A VIOLATION OF ANY AGREEMENT REGARDING INTELLECTUAL PROPERTY, CONFIDENTIAL INFORMATION, NON-COMPETITION, OR NONINTERFERENCE. IN THE EVENT EITHER PARTY SEEKS INJUNCTIVE RELIEF, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER REASONABLE COSTS AND ATTORNEYS’ FEES.

E. Administrative Relief. CONSULTANT UNDERSTANDS THAT EXCEPT AS PERMITTED BY LAW THIS AGREEMENT DOES NOT PROHIBIT CONSULTANT FROM PURSUING CERTAIN ADMINISTRATIVE CLAIMS WITH LOCAL, STATE OR FEDERAL ADMINISTRATIVE BODIES OR GOVERNMENT AGENCIES SUCH AS THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION OR THE NATIONAL LABOR RELATIONS BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE CONSULTANT FROM PURSUING COURT ACTION REGARDING ANY ADMINISTRATIVE CLAIMS, EXCEPT AS PERMITTED BY LAW.

F. Voluntary Nature of Agreement. CONSULTANT AND FALK ACKNOWLEDGE AND AGREE THAT THEY ARE EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. THEY FURTHER ACKNOWLEDGE AND AGREE THAT THEY HAVE CAREFULLY READ THIS AGREEMENT AND THAT THEY HAVE ASKED ANY QUESTIONS NEEDED TO UNDERSTAND THE TERMS, CONSEQUENCES AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT THEY ARE WAIVING RIGHT TO A JURY TRIAL. FINALLY, CONSULTANT AGREES THAT HE HAS BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF CONSULTANT’S CHOICE BEFORE SIGNING THIS AGREEMENT.

13. Miscellaneous

A. Governing Law; Consent to Personal Jurisdiction. This Agreement shall be governed by the laws of the State of Arizona, without regard to the conflicts of law provisions of any jurisdiction. To the extent that any lawsuit is permitted under this Agreement, the Parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in Arizona.

B. Assignability. This Agreement will be binding upon Consultant’s heirs, executors, assigns, administrators, and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. There are no intended third-party beneficiaries to this Agreement, except as expressly stated. Except as may otherwise be provided in this Agreement, Consultant may not sell, assign or delegate any rights or obligations under this Agreement. Notwithstanding anything to the contrary herein, Company may assign this Agreement and its rights and obligations under this Agreement to any successor to all or substantially all of Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, or otherwise.

C. Entire Agreement. With the exception of the Non-Competition Agreement between the Parties dated as of the date of this Agreement, this Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the Parties and between EyeWonder and Consultant. Consultant represents and warrants that he is not relying on any statement or representation not contained in this Agreement. To the extent any terms set forth in any exhibit or schedule conflict with the terms set forth in this Agreement, the terms of this Agreement shall control unless otherwise expressly agreed by the Parties in such exhibit or schedule.

D. Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

E. Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

F. Modification, Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by the Parties. Waiver by the Company of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach.

G. Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party shall be in writing and shall be deemed given (i) if delivered personally or by commercial messenger or courier service, (ii) when sent by confirmed facsimile, or (iii) if mailed by U.S. registered or certified mail (return receipt requested), to the Party at the Party’s address written below or at such other address as the Party may have previously specified by like notice. If by mail, delivery shall be deemed effective three business days after mailing in accordance with this Section 13.G.

(1)	If to the Company, to:

Limelight Networks, Inc.

2220 W. 14th Street

Tempe, AZ 85281

Attention: Philip C. Maynard

                 SVP&CLO

Telephone No.: (602) 850-4815

Facsimile No.: (602) 850-4915

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation

650 Page Mill Road

Palo Alto, California 94304

Attention: Mark Reinstra

Telephone No.: (650)493-9300

Facsimile No.:  (650)493-6811

H.	if to Consultant and/or Falk, to the address for notice set forth on Consultant’s signature page hereto with a copy (which shall not constitute notice) to:

Holme Roberts & Owen Germany, LLP

Attn. Jens Roehrborn

Rosental 4, 80331 Munich/Germany

Telephone No.: +49 (89) 383 9800

Facsimile No.:  +49 (89) 383 980 99

(1) If to Consultant, to the address for notice on the signature page to this Agreement or, if no such address is provided, to the last address of Consultant provided by Consultant to the Company.

I. Attorneys’ Fees. In any court action at law or equity that is brought by one of the Parties to this Agreement to enforce or interpret the provisions of this Agreement, the prevailing Party will be entitled to reasonable attorneys’ fees, in addition to any other relief to which that Party may be entitled.

J. Signatures. This Agreement may be signed in two counterparts, each of which shall be deemed an original, with the same force and effectiveness as though executed in a single document.

(signature page follows)

IN WITNESS WHEREOF, the Parties hereto have executed this Consulting Agreement as of the date first written above.

CONSULTANT		LIMELIGHT NETWORKS, INC.

By:	/s/ Jens Roehrborn	By:	/s/ Doug Lindroth

Name:	Jens Roehrborn	Name:	Doug Lindroth

Title:	CIO	Title:	CFO

Address for Notice:

eValue AG, Kennedyallee 1,

40476 Duesseldorf

FALK

By:	/s/ Thomas Falk

Name:	Thomas Falk

Title:	CEO

Address for Notice:

c/o eValue AG, Kennedyallee 1,

40476 Duesseldorf

EXHIBIT A

SERVICES AND COMPENSATION

1. Contact. Consultant’s principal Company contact:

Name: eValue AG, Kennedydamm 1, 40476 Düsseldorf, Germany

Title of Falk CEO

Email of Falk: falk@evalue.de

Phone of Falk: +49 177 604 5678

2. Services. The Services will include, but will not be limited to, the following:

A.	Introducing Limelight and the EyeWonder business unit to existing and prospective key customers and partners;

B.	Assisting in the recruitment and retention of key EMEA managers;

C.	Recommending that any company in which he owns a stake use the Limelight CDN and EyeWonder platform, and

D.	Assisting Limelight’s CEO and CFO with up to two investor road shows in Europe per year.

3. Compensation.

A. Consultant and Falk collectively will receive a total grant of 250,000 restricted stock units (the “RSUs”) covering shares of the Company’s common stock. The RSUs will be granted pursuant to the Company’s 2007 Equity Incentive Plan (the “Plan”) and an equity agreement between Consultant / Falk and the Company. A number of 197,500 of the RSUs are being issued to Consultant as consideration for his Services under this Agreement and will be scheduled to vest in equal quarterly installments over a period of four (4) years commencing on the Closing Date, subject to Consultant’s continued service to the Company through each vesting date. The other 52,500 RSUs are being issued to Falk as consideration for his participation as a member of the board of directors of the Company, and vest in equal quarterly installments over a period of four (4) years commencing on the Closing Date, subject to Falk’s continued service to the Company through each vesting date In case the Company terminates the Service Agreement or the membership of Falk on the board of the Company without cause (a “Termination”), all RSUs associated with Consultant’s Service under this Agreement or Falk’s membership on the Board of Directors, as the case may be, which have not yet vested, shall vest to the Consultant or Falk as the case may be, and Consultant or Falk shall be entitled to all RSUs associated with the role from which it/he was terminated without cause, with the effect as of the Termination. Cause includes Consultant’s or Falk’s wrong-doing or repeated neglect of his duties under this Agreement after receiving notice of such neglect, or neglect of his duties and responsibilities as a member of the board of directors of the Company or Consultant’s refusal or inability to perform the Services or Consultant’s breach of any material provision of this Agreement.

B. The Company will reimburse Consultant, in accordance with Company policy, for all reasonable expenses incurred by Consultant in performing the Services pursuant to this Agreement, if Consultant receives written consent from an authorized agent of the Company prior to incurring such expenses and submits receipts for such expenses to the Company in accordance with Company policy.

This Exhibit A is accepted and agreed upon as of this February 10, 2010

IN WITNESS WHEREOF, the Parties hereto have executed this Consulting Agreement as of the date first written above.

CONSULTANT		LIMELIGHT NETWORKS, INC.

By:	/s/ Jens Roehrborn	By:

Name:	Jens Roehrborn	Name:

Title:	CIO	Title:

Address for Notice:

eValue AG, Kennedyallee 1,

40476 Duesseldorf

FALK

By:	/s/ Thomas Falk

Name:	Thomas Falk

Title:	CEO

Address for Notice:

c/o eValue AG, Kennedyallee 1,

40476 Duesseldorf

Investments currently held by Thomas Falk/eValue AG

Company	Equity Interest	Business of company
smartclip Holding AG	40%	Operation of video advertising platform
Voodoo Video AG	55%	Operation of video advertising network
Jogo Media Inc.	100%	In-game advertising platform
Radionomy SA, Belgium	25,1%	Online music radio platform
Goldbach Interactive Russia LLC	45%	Digital online marketing
Internet Science LLC, Russia	100%	Software development
Conversis GmbH	33,3%	Operation of free hosting services
Crossinx GmbH	24,33%	Electronic invoicing services
United MailSolutions Holding AG	66,8%	Publicly traded Investment Holding Company
Clickdistrict Holding B.V.	25,1%	Operation of online advertising
MPoint, Inc., USA	4,2%	Video transcoding and distribution services
Adventure Funding, Inc., USA	25%	Financing for young digital companies operating within the new media advertising sector
Adternity GmbH	57,9%	Development of online technology